ASPIRIANT TRUST

PROSPECTUS

July 1, 2018

Aspiriant Risk-Managed Equity Allocation Fund

Advisor Shares (Ticker RMEAX)

Institutional Shares (Ticker RMEIX)

Aspiriant Risk-Managed Municipal Bond Fund

(Ticker RMMBX)

Aspiriant Defensive Allocation Fund

(Ticker RMDFX)

Aspiriant Risk-Managed Taxable Bond Fund

(Ticker RMTBX)

The Aspiriant Risk-Managed Equity Allocation Fund, the Aspiriant Risk-Managed Municipal Bond Fund, the Aspiriant Defensive Allocation Fund, and the Aspiriant Risk-Managed Taxable Bond Fund (each, a “Fund”) are series of the Aspiriant Trust (the “Trust”) and are advised by Aspiriant, LLC (the “Adviser”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1
Aspiriant Risk-Managed Equity Allocation Fund	1
Aspiriant Risk-Managed Municipal Bond Fund	8
Aspiriant Defensive Allocation Fund	15
Aspiriant Risk-Managed Taxable Bond Fund	22
Additional Information about Investment Strategies and Related Risks of the Funds	28
Management of the Funds	45
Valuing Shares	48
Purchasing Shares	49
Redeeming Shares	52
Distribution of Fund Shares	54
Shareholder Services Plan	54
Dividends and Distributions	55
Tax Information	55
Financial Highlights	58

FUND SUMMARY

Aspiriant Risk-Managed Equity Allocation Fund

Investment Objective

The Aspiriant Risk-Managed Equity Allocation Fund (the “Fund” or “Equity Allocation Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
	Advisor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	NONE	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Advisor Shares	Institutional Shares
Management Fees	0.24%	0.24%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.15%	0.15%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Operating Expenses	0.57%	0.82%
Fee Waiver (3)	(0.08%)	(0.08%)
Total Annual Operating Expenses After Fee Waiver	0.49%	0.74%

(1)	Restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver in this table may not correlate to the gross and net ratios of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(3)	The Adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2019. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$50	$175	$310	$706
Institutional Shares	$76	$254	$447	$1,006

Portfolio Turnover

The Equity Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Equity Allocation Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e., rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

For a portion of its investments, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI ACWI Index (the “MSCI Index”), with respect to global securities, or to the S&P 500 Index (the “S&P 500” and with the MSCI Index, the “Benchmarks”), with respect to domestic securities, by using a global or domestic low volatility strategy that focuses on lower volatility equities through the use of risk models. The use of risk models refers to the use of a consistent process based on Models and Data (described below) to invest in securities that exhibit below average forecasted risk characteristics in order to achieve market-like returns with less volatility than the relevant Benchmark over a full market cycle.

The Fund also pursues low volatility strategies by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility and achieve market-like returns by investing in equity securities believed to exhibit lower volatility than the relevant Benchmark over a full market cycle. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500 Index, with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund also pursues a quality strategy by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility by investing in equity securities believed to be of high quality. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

For a portion of its investments, the Fund may invest in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that match a Benchmark depending on the Adviser’s determination of the relative valuation of those Benchmarks. If the Adviser’s forecast of future returns are lower than those projected for either low volatility or quality strategies, the Fund will have a low percentage of its investments in investments that match a Benchmark. If the Adviser’s forecast for future returns are higher than those projected for either low volatility or quality strategies, the Fund will add to those investments that match a Benchmark.

Given the complexity of the investments and strategies of the Equity Allocation Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments by helping to determine the expected returns of securities.

In constructing the Fund’s investment portfolio, certain sub-advisers consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. This approach is commonly referred to as a tax-managed approach and aims to limit the effect of federal income tax on investment returns by delaying and minimizing the realization of net capital gains and by maximizing the extent to which any realized net capital gains are long-term in nature. This tax-managed approach may only apply to a portion of the Fund’s portfolio.

Principal Risks

Because the value of your investment in the Equity Allocation Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. These risks are greater for emerging markets than for more developed foreign markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

Illiquid Investments Risk: The risk that the Fund may not be able to sell a security in a timely manner at a desired price.

Investment Style Risk: The risk that securities selected as part of a low volatility strategy and quality strategy may underperform other segments of the equity markets or the equity markets as a whole. Low volatility and quality investing tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Management and Operational Risk: The Fund runs the risk that investment techniques will fail to produce desired results. The Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which a fund invests will underperform returns from the general securities markets or other types of securities.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by a sub-adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Political and Economic Risks: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles (“Underlying Funds”) may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange (for example, an exchange-traded fund), its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Principal Risks of Underlying Funds

Below is a summary of the principal risks of investing in the Equity Allocation Fund as a result of its investments in the Underlying Funds. References in this section to a “fund” are to the Underlying Funds in which the Fund may invest and references to investments and securities are to those held directly by the Underlying Funds.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Derivatives Risk: The use of derivatives by a fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of a fund’s derivate strategies and, for these and other reasons, a fund’s derivative strategies may not reduce the fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by a fund. Derivatives may create economic leverage in a fund, which magnifies the fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Focused Investment Risk: Investments focused in a limited number of countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. If a fund invests in the securities of a limited number of issuers, a decline in the market price of a particular security held by the fund may affect the fund’s performance more than if the fund invested in the securities of a larger number of issuers.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a fund to pay interest.

Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time a fund must purchase the security to return it to the lender. The fund’s potential loss on a short sale could theoretically be unlimited in a case where the fund is unable, for any reason, to close out its short position.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Equity Allocation Fund’s Advisor Shares. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. Performance of the Institutional Shares is not shown because it has not commenced operations. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart below will show changes in the Fund’s Advisor Shares’ performance from year-to-year.

Calendar Year Total Returns for Advisor Shares*

2017	2016	2015	2014
21.78%	4.51%	(0.25%)	1.64%

*	Advisor Shares year-to-date total return as of March 31, 2018 was (0.45%).

Best Quarter:	6.91% March 31, 2017
Worst Quarter:	(6.77%) September 30, 2015

The table below shows how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	Since Inception (April 4, 2013)
Advisor Shares
Total Return Before Taxes	21.78%	7.67%
Return After Taxes on Distribution	20.87%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	12.80%	5.87%
MSCI ACWI (reflects no deduction of fees, expenses or taxes)	23.97%	10.17%

Management

Investment Adviser

Aspiriant, LLC serves as the Equity Allocation Fund’s investment adviser.

Sub-Advisers

Acadian Asset Management LLC (“Acadian”) serves as the sub-adviser for the global low volatility strategy of the Fund. Aperio Group, LLC (“Aperio”) serves as the sub-adviser for the quality strategy of the Fund. Wells Capital Management, Inc. (“WellsCap”) serves as the sub-adviser for the U.S. low volatility strategy of the Fund

Portfolio Managers

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CFA, CAIA, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

Brendan O. Bradley, Ph.D., Senior Vice President and Co-Chief Investment Officer at Acadian, Ryan D. Taliaferro, Ph.D., Senior Vice President and Director of Equity Strategies at Acadian, Mark J. Birmingham, CFA, Senior Vice President and Lead Portfolio Manager for Managed Volatility strategies at Acadian, and Dan M. Le, CFA, Vice President and Associate Portfolio Manager at Acadian, have co-managed the assets of the Fund allocated to Acadian since February 2017.

Ran Leshem, Chief Investment Officer at Aperio and Robert Tymoczko, Director of Portfolio Management at Aperio, have co-managed the assets of the Fund allocated to Aperio since December 2014. Brian Ko, Portfolio Manager at Aperio, has co-managed the assets of the Fund allocated to Aperio since November 2017.

Harin de Silva, Ph.D., CFA, a President and Portfolio Manager at Analytic Investors, LLC (“Analytic”), a wholly-owned subsidiary of WellsCap, Dennis Bein, CFA, Chief Investment Officer and Portfolio Manager at Analytic, and Ryan Brown, CFA, Portfolio Manager at Analytic, have co-managed the assets of the Fund allocated to WellsCap since November 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day the NYSE is open. Advisor Shares are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Trust’s Board of Trustees (the “Board”). For Institutional Shares, you may purchase or sell shares by written request, telephone, or wire transfer. The minimum initial investment in Institutional Shares of the Fund is $100,000. There is no minimum initial investment for Advisor Shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY

Aspiriant Risk-Managed Municipal Bond Fund

Investment Objective

The Aspiriant Risk-Managed Municipal Bond Fund (the “Fund” or “Municipal Bond Fund”) seeks total return on investment through income exempt from regular federal income taxes and through capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.27%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.12%
Acquired Fund Fees and Expenses (2)	0.16%
Total Annual Operating Expenses	0.55%
Fee Waiver (3)	(0.06%)
Total Annual Operating Expenses After Fee Waiver	0.49%

(1)	Restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver in this table may not correlate to the gross and net ratios of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(3)	The Adviser has contractually agreed to waive its advisory fee from 0.27% to 0.21% through June 30, 2019. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$170	$301	$684

Portfolio Turnover

The Municipal Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, under normal market conditions, the Municipal Bond Fund invests at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Fund may invest in bonds of any maturity and duration.

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the Fund’s sub-advisers. High yield securities are commonly referred to as junk bonds and are considered speculative.

The Fund also invests in investment grade municipal and other securities, preferred securities, taxable municipals, and pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that invest primarily in securities of the types in which the Fund may invest directly. In addition, for hedging purposes, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements.

The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may also invest in municipal forwards, which are contracts to purchase municipal securities for a specified price at a future date later than the normal settlement date.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Holders of inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

The sub-advisers use a research-intensive investment process to identify higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-advisers’ allocation within the municipal markets and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The sub-advisers may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The Adviser may change the Fund’s exposures from time-to-time, which in turn results in higher or lower levels of risk. In managing the Fund’s exposures, the Adviser considers a number of economic factors including valuation levels of publicly traded securities. For example, the Fund’s exposure to investment grade securities and high yield securities will vary depending on the market environment. In addition to varying its exposures, the Fund may also hold certain derivative positions intended to increase or decrease the risk of the Fund. For example, the Fund may enter into an interest rate swap designed to increase or decrease its sensitivity to prevailing interest rate levels.

Principal Risks

Because the value of your investment in the Municipal Bond Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund.

Call Risk: If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may significantly invest in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities.

Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Derivatives Risk: The use of derivatives by the Fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of the Fund’s derivate strategies and, for these and other reasons, the Fund’s derivative strategies may not reduce the Fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment.

Illiquid Investments Risk: The risk that the Fund may not be able to sell a security in a timely manner at a desired price.

Income Risk: The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Management and Operational Risk: The Fund runs the risk that investment techniques will fail to produce desired results. The Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which a fund invests will underperform returns from the general securities markets or other types of securities.

Municipal Lease Obligations Risk: Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risks: The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund may invest significantly in municipal bonds from California and may invest in municipal bonds from U.S. territories, such as Puerto Rico, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in those locations. California’s credit rating is among the worst of any state in the country and certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a fund’s higher yielding securities will be pre-paid with the fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a fund.

Restricted Securities Risk: A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Tax Risk: Interest from municipal bonds held by the Fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncompliant conduct by bond issuers.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange (for example, an exchange-traded fund), its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Principal Risks of Underlying Funds

Below is a summary of the principal risks of investing in the Municipal Bond Fund as a result of its investments in the Underlying Funds. References in this section to a “fund” are to the Underlying Funds in which the Fund may invest and references to investments and securities are to those held directly by the Underlying Funds.

Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time a fund must purchase the security to return it to the lender. The fund’s potential loss on a short sale could theoretically be unlimited in a case where the fund is unable, for any reason, to close out its short position.

Performance Information

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

On July 1, 2015, simultaneous with the commencement of the Fund’s investment operations, the Advanced Capital Intelligence Global Income Opportunities Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser with investment policies, objectives, guidelines, and restrictions that were in all material respects equivalent to those of the Fund, converted into the Fund. The performance information shown below prior to July 1, 2015 is that of the Private Fund beginning on August 1, 2008, the Private Fund’s inception date. The performance information for the Private Fund reflects the maximum fees and expenses that could have been charged to the Private Fund. The Private Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Calendar Year Total Returns*

2017	2016	2015	2014	2013	2012	2011	2010	2009
5.65%	0.38%	3.44%	13.01%	(3.61%)	13.47%	11.99%	2.57%	18.81%

*	Year-to-date total return as of March 31, 2018 was (0.67%).

Best Quarter:	9.57% September 30, 2009
Worst Quarter:	(5.87%) December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	5 Years	Since Inception(1)
Aspiriant Risk-Managed Municipal Bond Fund
Total Return Before Taxes	5.65%	3.63%	5.31%
Return After Taxes on Distributions	5.64%	3.62%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	4.54%	3.16%	4.44%
Bloomberg Barclays Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	5.45%	3.02%	4.69%
Bloomberg Barclays 1-15 Year Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	4.33%	2.46%	4.05%

(1)	Since inception of the Private Fund on August 1, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Aspiriant, LLC serves as the Municipal Bond Fund’s investment adviser.

Sub-Advisers

Nuveen Asset Management, LLC (“Nuveen”) and WellsCap serve as the Municipal Bond Fund’s sub-advisers.

Portfolio Managers

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CFA, CAIA, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen, Paul L. Brennan, CFA, Senior Vice President and Portfolio Manager at Nuveen, and Douglas M. Baker, CFA, Senior Vice President and Portfolio Manager at Nuveen have co-managed the assets of the Fund since July 2015.

Lyle Fitterer, CFA, CPA, Senior Portfolio Manager, Managing Director, Head of Tax-Exempt Fixed Income at WellsCap, and Robert Miller, Senior Portfolio Manager, Tax-Exempt Fixed Income at WellsCap, have co-managed the assets of the Fund since May 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. There is no minimum initial or subsequent investment amount.

Tax Information

The Fund intends to make distributions that are primarily exempt from regular federal income tax. All or a portion of the Fund’s distributions, however, may be subject to such tax, the federal alternative minimum tax, and/or state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY

Aspiriant Defensive Allocation Fund

Investment Objective

The Aspiriant Defensive Allocation Fund (the “Fund” or “Defensive Allocation Fund”) seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution (12b-1) Fees	NONE
Other Expenses	0.12%
Acquired Fund Fees and Expenses(1)	0.93%
Total Annual Operating Expenses	1.15%

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Defensive Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Defensive Allocation Fund is a “fund-of-funds” that seeks to provide an investment return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class such as long-short strategies. Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets. The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Defensive Allocation Fund invests primarily in Underlying Funds and may, to a limited extent, invest in separately managed accounts (“SMAs”), which are private portfolios of securities for individual accounts.

The Fund intends to allocate its assets among a range of investment strategies. At any point in time, the Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds, and unaffiliated limited partnerships, including hedge funds. At any time, investments in hedge funds will not exceed 15% of the Fund’s net assets. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

Principal Risks

Because the value of your investment in the Defensive Allocation Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund as a result of its direct investments.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risks, based on its actual allocation among the various asset classes and Underlying Funds and SMAs. The Fund will be exposed to risks of the Underlying Funds and SMAs in which it invests, as well as to stock markets and bond markets, amongst other financial markets. To the extent the Fund invests in Underlying Funds and SMAs that expose it to non-traditional or alternative asset classes, as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it at any point in time.

Illiquid Investments Risk: The risk that the Fund may not be able to sell a security in a timely manner at a desired price.

Management and Operational Risk: The Fund runs the risk that investment techniques will fail to produce desired results. The Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which a fund invests will underperform returns from the general securities markets or other types of securities.

Political and Economic Risks: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange (for example, an exchange-traded fund), its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Principal Risks of Underlying Funds and SMAs

Below is a summary of the principal risks of investing in the Defensive Allocation Fund as a result of its investments in the Underlying Funds and SMAs. References in this section to a “fund” are to the Underlying Funds and SMAs in which the Fund may invest and references to investments and securities are to those held directly by the Underlying Funds and SMAs.

Alternative Strategies Risk: The performance of a fund that pursues alternative strategies is linked to the performance of highly volatile traditional and alternative asset classes (e.g., equities, fixed income, currencies and commodities). To the extent the Fund invests in such fund, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, a fund that employs alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such fund’s investments. Depending on the particular alternative strategies used by a fund, it may be subject to risks not associated with more traditional investments.

Asset-Backed Securities Risk: The risk that the impairment of the value of the collateral underlying the security in which a fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Call Risk: If an issuer calls higher-yielding debt instruments held by a fund, performance could be adversely impacted.

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Covered Calls and Equity Collars: With respect to call options on individual equity securities, while a fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 10% of the fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, a fund simultaneously writes a call option and purchases a put option on the same instrument. With respect to call options on equity indexes, the holdings of individual securities underlying the index is deemed by the investment adviser to be covering the call option sold. A fund may invest in uncovered call options when the security has been sold before the option expires.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because a fund may significantly invest in high yield securities, the fund’s credit risks are greater than those of funds that buy only investment grade securities.

Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Derivatives Risk: The use of derivatives by a fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of a fund’s derivate strategies and, for these and other reasons, a fund’s derivative strategies may not reduce the fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by a fund. Derivatives may create economic leverage in a fund, which magnifies the fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay a fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. These risks are greater for emerging markets than for more developed foreign markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for a fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. A fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, a fund may lose its entire investment.

Income Risk: A fund’s income could decline during periods of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that a fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a fund to pay interest.

Mortgage-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a fund’s higher yielding securities will be pre-paid with the fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a fund.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Restricted Securities Risk: A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Risk: At times, a fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time a fund must purchase the security to return it to the lender. The fund’s potential loss on a short sale could theoretically be unlimited in a case where the fund is unable, for any reason, to close out its short position.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Performance Information

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns *

2017	2016
9.41%	1.36%

*	Year-to-date total return as of March 31, 2018 was 0.00%.

Best Quarter:	2.89% March 31, 2017
Worst Quarter:	(0.80%) March 31, 2016

The table below shows how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	Since Inception (December 14, 2015)
Advisor Shares
Total Return Before Taxes	9.41%	5.24%
Return After Taxes on Distribution	8.63%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.55%	3.85%
HFRI Fund of Funds Composite Index (reflects no deduction of fees, expenses or taxes)	7.73%	3.71%

Management

Investment Adviser

Aspiriant, LLC serves as the Defensive Allocation Fund’s investment adviser.

Portfolio Managers

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CFA, CAIA, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. There is no minimum initial or subsequent investment amount.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY

Aspiriant Risk-Managed Taxable Bond Fund

Investment Objective

The Aspiriant Risk-Managed Taxable Bond Fund (the “Fund” or “Taxable Bond Fund”) seeks to maximize long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.25%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.18%
Acquired Fund Fees and Expenses(1) (2)	0.30%
Total Annual Operating Expenses	0.73%
Fee Waiver(3)	(0.17%)
Total Annual Operating Expenses After Fee Waiver	0.56%

(1)	Based on estimated expenses for the current fiscal year.
(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
(3)	The Adviser has contractually agreed to waive its advisory fee from 0.25% to 0.08% through June 30, 2019. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$57	$216

Portfolio Turnover

The Taxable Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the portfolio turnover information is not yet available.

Principal Investment Strategies

The Taxable Bond Fund is a “fund-of-funds” that seeks to maximize long-term total return. The Fund invests primarily in Underlying Funds and may, to a limited extent, invest in SMAs, which are private portfolios of securities for individual accounts. To achieve its investment objective, under normal market conditions, the Fund invests through Underlying Funds and SMAs at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds and other fixed income securities.

The Taxable Bond Fund intends to allocate its assets to Underlying Funds and SMAs that primarily invest in various types of bonds and other securities, typically government and agency bonds, corporate bonds, notes, mortgage-related and asset-backed securities, collateralized debt obligations, zero coupon bonds, bank loans, money market instruments, repurchase agreements, swaps, futures, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Underlying Funds and SMAs may invest in the U.S. and abroad, including international and emerging markets, and may purchase securities of any credit rating and varying maturities issued by domestic and foreign corporations, entities and governments.

In selecting Underlying Funds and SMAs, the Adviser will take asset diversification and potential volatility of return into account. The portfolio management team expects to actively evaluate each Underlying Fund and SMA based on its potential return, its risk level, and how it fits within the Fund’s overall portfolio in determining whether to buy or sell investments. The Adviser will also actively manage the Fund’s risks on an on-going basis to mitigate the risk of excessive losses by the portfolio overall.

The Underlying Funds consist of unaffiliated mutual funds, unaffiliated exchange-traded funds, and unaffiliated limited partnerships, including hedge funds. Because investments in unaffiliated limited partnerships, including hedge funds, may be illiquid, such investments by the Fund will not exceed 15% of net assets at the time of purchase.

Principal Risks

Because the value of your investment in the Taxable Bond Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risks based on its actual allocation among the various Underlying Funds and SMAs. The Fund will be exposed to risks of the Underlying Funds and SMAs in which it invests, as well as to bond markets and stock markets, amongst other financial markets. To the extent the Fund invests in Underlying Funds and SMAs that expose it specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it at any point in time.

Illiquid Investments Risk: The risk that the Fund may not be able to sell a security in a timely manner at a desired price.

Management and Operational Risk: The Fund runs the risk that investment techniques will fail to produce desired results. The Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which a fund invests will underperform returns from the general securities markets or other types of securities.

Political and Economic Risks: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange (for example, an exchange-traded fund), its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Principal Risks of Underlying Funds and SMAs

Below is a summary of the principal risks of investing in the Taxable Bond Fund as a result of its investments in the Underlying Funds and SMAs. References in this section to a “fund” are to the Underlying Funds and SMAs in which the Fund may invest and references to investments and securities are to those held directly by the Underlying Funds and SMAs.

Asset-Backed Securities Risk: The risk that the impairment of the value of the collateral underlying the security in which a fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Call Risk: If an issuer calls higher-yielding debt instruments held by a fund, performance could be adversely impacted.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because a fund may significantly invest in high yield securities, the fund’s credit risks are greater than those of funds that buy only investment grade securities.

Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Derivatives Risk: The use of derivatives by a fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of a fund’s derivate strategies and, for these and other reasons, a fund’s derivative strategies may not reduce the fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by a fund. Derivatives may create economic leverage in a fund, which magnifies the fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay a fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. These risks are greater for emerging markets than for more developed foreign markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for a fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. A fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, a fund may lose its entire investment.

Income Risk: A fund’s income could decline during periods of falling interest rates.

Inflation-Indexed Bond Risk: The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Interest Rate Risk: Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a fund to pay interest.

Mortgage-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a fund’s higher yielding securities will be pre-paid with the fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a fund.

Restricted Securities Risk: A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Risk: At times, a fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time a fund must purchase the security to return it to the lender. The fund’s potential loss on a short sale could theoretically be unlimited in a case where the fund is unable, for any reason, to close out its short position.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Performance Information

Performance information is not included because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

Management

Investment Adviser

Aspiriant, LLC serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CFA, CAIA, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since its inception in 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day the NYSE is open. Shares of the Fund are only available to the Adviser’s clients, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Trust’s Board of Trustees (the “Board”). There is no minimum initial or subsequent investment amount.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND
RELATED RISKS OF THE FUNDS

General

To help you better understand the Funds, this section provides a detailed discussion of each Fund’s principal investment strategies and the related risks. A description of the Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund’s SAI.

Investment Objective

The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. The Municipal Bond Fund seeks total return on investment through income exempt from regular federal income taxes and through capital appreciation. The Defensive Allocation Fund seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Taxable Bond Fund seeks to maximize long-term total return. Each Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Aspiriant Risk-Managed Equity Allocation Fund

The Adviser intends to implement the Equity Allocation Fund’s strategies by hiring one or more sub-advisers to focus on specific aspects of the Fund’s strategies. Acadian is responsible for the Fund’s global low volatility strategy. Aperio is responsible for the Fund’s quality strategy. WellsCap is responsible for the Fund’s U.S. low volatility strategy.

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund may also invest in securities that provide exposure to equity securities (i.e., rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets.

For a portion of its assets, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI Index (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets) with respect to global securities, or to the S&P 500 Index (the “S&P 500” and together with the MSCI Index, the “Benchmarks”), with respect to domestic securities, by using a global or domestic low volatility strategy that focuses on lower volatility equities through the use of risk models. The use of risk models refers to the use of a consistent process based on Models and Data (described below) to invest in securities that exhibit below average forecasted risk characteristics in order to achieve market-like returns with less volatility than the relevant Benchmark over a full market cycle.

The Fund also pursues low volatility strategies by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility and achieve market-like returns by investing in equity securities believed to exhibit lower volatility than the relevant Benchmark over a full market cycle. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500, with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund also pursues a quality strategy by investing in other investment companies or pooled investment vehicles that seek to reduce volatility by investing in equity securities believed to be of high quality. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

For a portion of its investments, the Fund may invest in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that match a Benchmark depending on the Adviser’s determination of the relative valuation of those Benchmarks. If the Adviser’s forecast of future returns are lower than those projected for either low volatility or quality strategies, the Fund will have a low percentage of its investments in investments that match a Benchmark. If the Adviser’s forecast for future returns are higher than those projected for either low volatility or quality strategies, the Fund will add to those investments that match a Benchmark.

Given the complexity of the investments and strategies of the Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments by helping to determine the expected returns of securities.

In constructing the Fund’s investment portfolio, certain sub-advisers consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Fund’s investment policies, the Adviser and sub-advisers will buy and sell securities for the portfolio considering the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable to individuals at lower capital gains tax rates). This tax-managed approach may only apply to a portion of the Fund’s portfolio.

Aspiriant Risk-Managed Municipal Bond Fund

To achieve its investment objective, under normal market conditions, the Fund invests at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the sub-advisers. Below investment grade securities are commonly referred to as junk bonds and are considered speculative.

The Fund also may invest in investment grade municipal and other securities, preferred securities, taxable municipals, and pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. In addition, for hedging purposes, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements. A structured note is a debt obligation that contains an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund may use these derivatives in an attempt to manage market risk, credit risk, and yield curve risk and to manage the effective maturity or duration of securities in the Fund’s portfolio.

Municipal Securities. The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The municipal securities in which the Fund invests may have variable, floating, or fixed interest rates.

States, local governments, municipalities, and other issuing authorities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Certain municipal bonds represent lease obligations, which carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, the sub-advisers take into account the size of yield spreads. Yield spread is the additional return the Fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Fund may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, the sub-advisers evaluate the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Fund adequately for the additional interest rate risk the Fund must assume, the Fund may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Fund may buy more bonds from issuers in that industry.

The sub-advisers use a research-intensive investment process to identify higher-yielding and undervalued municipal securities that offer above-average total return. The sub-advisers’ allocation within the municipal markets and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The sub-advisers may choose to sell municipal securities with deteriorating credit or limited upside potential compared to other available securities.

The Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. Municipal forwards pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk, but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Fund knows that a bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Inverse Floaters. The Fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Fund. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. For purposes of this calculation, the Fund’s total investment exposure includes not only the inverse floaters owned by the Fund but also the assets attributable to the floaters issued by the related TOB trust. As an illustration, assume that a hypothetical fund with $80 of assets invests in the inverse floaters issued by a TOB trust with $30 of underlying municipal bonds and a 2:1 leverage ratio (i.e., the trust has issued $20 of floaters and $10 of inverse floaters). The fund’s effective leverage amount (the $20 of floaters outstanding) would be equal to 20% of its total $100 investment exposure ($80 of original assets plus the $20 in floaters to which the fund is now exposed).

Short-Term Investments. Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds, or tax-exempt money market funds. The Fund may invest in short term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields.

Risk Management. The Adviser may change the Fund’s exposures from time-to-time, which in turn results in higher or lower levels of risk. In managing the Fund’s exposures, the Adviser considers a number of economic factors including valuation levels of publicly traded securities. For example, the Fund’s exposure to investment grade securities and high yield securities will vary depending on the market environment. In addition to varying its exposures, the Fund may also hold certain derivative positions intended to increase or decrease the risk of the Fund. For example, the Fund may enter into an interest rate swap designed to increase or decrease its sensitivity to prevailing interest rate levels.

Aspiriant Defensive Allocation Fund

The Defensive Allocation Fund is a “fund-of-funds” that seeks to achieve its investment objective by investing primarily in Underlying Funds and may, to a limited extent, invest in SMAs, which are private portfolios of securities for individual accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (e.g., long-short strategies). Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets.

The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Fund’s non-traditional and alternative asset class exposures include the strategies listed below, and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds and unaffiliated limited partnerships, including hedge funds. At any time, investments in hedge funds will not exceed 15% of the Fund’s net assets. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

Conservative Allocation strategies seek to preserve an investment portfolio’s value by allocating a higher percentage of the portfolio in lower risk securities such as fixed income, money market securities, and cash.

Market Neutral strategies are designed to exploit equity market inefficiencies, which involve being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market and attempts to achieve capital appreciation.

Global Macro strategies involve taking long and/or short positions on the basis of macroeconomic and political forecasts. Managers typically express their views by investing in the futures and forwards markets, but can also hold positions in the cash equities and fixed income markets.

Relative Value strategies combine a variety of different strategies used with a broad array of securities. The strategy involves purchasing a security that is expected to appreciate, while simultaneously selling short a related security that is expected to depreciate. Related securities can be the stock and bond of a specific company; the stocks of two different companies in the same sector; or two bonds issued by the same company with different maturity dates and/or coupons.

Long/Short Equity strategies employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

Long/Short Debt strategies are designed to take advantage of perceived discrepancies in market prices related to credit assessments of individual issues and sectors by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, bank loans, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Merger Arbitrage strategies typically involve buying and selling securities in companies being acquired or involved in a merger transaction. Generally, the investor will take “long” positions in the target company and “short” the acquiring company to lock in the spread between the two valuations. The investor may use leverage to enhance potential returns.

Convertible Arbitrage strategies typically involve buying “long” convertible debt or preferred equity instrument and selling “short” the related stock. The complex pricing relationship of convertibles allows for arbitrage managers to exploit the pricing inefficiencies between such securities.

Security Arbitrage strategies typically involve a simultaneous purchase and sale of a security in order to profit from a difference in the price.

Managed Futures strategies use systematic (e.g., trend-following) and/or other technical trading strategies in the futures and forward markets. Managed futures returns have historically displayed lower correlations to traditional asset classes.

The Fund’s investment team employs a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers to determine their suitability to provide exposure to a chosen asset class. On-going due diligence is a key element of the investment team’s process and includes monitoring factors such as consistent adherence to the investment process, style drift (explicit or implicit change in investment strategies or goals), strategy capacity (the ability to implement the investment strategy as assets grow) and the manager’s commitment to the fund, along with other factors such as market conditions. The investment team develops its strategic asset class allocation views across a broad range of asset classes based on its continuing analysis of global financial markets and macro-economic conditions.

Aspiriant Risk-Managed Taxable Bond Fund

The Taxable Bond Fund is a “fund-of-funds” that seeks to achieve its investment objective by investing primarily in Underlying Funds and may, to a limited extent, invest in SMAs. To achieve its investment objective, under normal market conditions, the Fund invests through Underlying Funds and SMAs at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds and other fixed income securities.

The Taxable Bond Fund intends to allocate its assets to Underlying Funds and SMAs that primarily invest in various types of bonds and other securities, typically government and agency bonds, corporate bonds, notes, municipal securities, mortgage-related and asset-backed securities, collateralized debt obligations, zero coupon bonds, bank loans, money market instruments, repurchase agreements, swaps, futures, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Underlying Funds and SMAs may invest in the U.S. and abroad, including international and emerging markets, and may purchase securities of any credit rating and varying maturities issued by domestic and foreign corporations, entities and governments.

In selecting Underlying Funds and SMAs, the Adviser will take asset diversification and potential volatility of return into account. The portfolio management team expects to actively evaluate each Underlying Fund and SMA based on its potential return, its risk level, and how it fits within the Fund’s overall portfolio in determining whether to buy or sell investments. The Adviser will also actively manage the Fund’s risk on an on-going basis to mitigate the risks of excessive losses by the portfolio overall.

The Underlying Funds consist of unaffiliated mutual funds, unaffiliated exchange-traded funds, and unaffiliated limited partnerships, including hedge funds. Because investments in unaffiliated limited partnerships, including hedge funds, may be illiquid, such investments by the Fund will not exceed 15% of the Fund’s net assets at the time of purchase.

U.S. Government and Agency Bonds. U.S. government and agency bonds represent loans by investors to the U.S. Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

Corporate Bonds. Corporate Bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds.

Mortgage-Backed Securities. Mortgage-backed securities represent partial ownership interest in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private or governmental issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Asset-Backed Securities. Bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables are called asset-backed securities. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers’ prepayments.

Collateralized Mortgage Obligations (CMOs). CMOs are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity.

International Dollar-Denominated Bonds. International dollar-denominated bonds are denominated in U.S. dollars and issued by foreign governments and companies. Foreign bonds are subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, the London Interbank Offered Rate (“LIBOR”) or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.

Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days’ notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.

The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.

Foreign Currency Bonds. Foreign currency bonds are denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that investments in foreign currency bonds are hedged, there is the risk that the currency hedging transactions entered into may not perfectly offset the foreign currency exposure.

Preferred Stocks. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder’s claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders.

Convertible Securities. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

Derivatives. Derivatives are securities whose value is derived from that of other securities or indices. Underlying Funds and SMAs may invest in derivative instruments including futures contracts; options, including options on swaps; currency swaps; foreign currency exchange forwards; interest rate swaps; total return swaps; credit default swaps; or other derivatives. They may also invest in U.S. Treasury futures for either cash management purposes or potentially to add value since they may be favorably priced.

Principal Investment Strategies Common to All Funds

Other Investment Companies and Pooled Investment Vehicles. The Funds may invest in securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. Such investments may include investment companies managed by the sub-advisers or their affiliates. In addition, the Fund may invest a portion of its assets in other types of pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. ETFs and closed-end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and other fees with respect to assets so invested. Shareholders would, therefore, be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. With respect to assets of the Fund invested in investment companies managed by the sub-advisers or their affiliates, however, the Fund will not be charged the amount of the sub-advisers’ fees on those assets. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser or sub-advisers.

Temporary Defensive Positions. During periods of adverse market or economic conditions, each Fund may temporarily invest a substantial portion of its assets in cash equivalents, high quality fixed-income securities and money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing, and, therefore, may not achieve its stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.

Portfolio Holdings Information. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Fund’s SAI.

Principal Risks

The principal risks of investing in the Funds (F) are discussed below. As a result of investing in Underlying Funds and SMAs, the Funds may also be subject to the principal risks of the Underlying Funds (UF) and SMAs (SMA) described below. References in this section to a “fund” are to the Fund and Underlying Funds and SMAs in which the Fund may invest and references to investments and securities are to those held directly by the Fund, Underlying Funds and SMAs.

The absence of an “F” or “UF” or “SMA” indicates that the risk does not apply to that Fund. The value of a Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that a Fund will achieve its investment objective.

Risk	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund	Taxable Bond Fund
Alternative Strategies Risk			UF, SMA
Asset Allocation Risk			F	F
Asset-Backed Securities Risk			UF, SMA	UF, SMA
Call Risk		F	UF, SMA	UF, SMA
Commodity Risk			UF, SMA
Counterparty Risk	UF	F	UF, SMA	UF, SMA
Covered Calls and Equity Collars			UF, SMA
Credit Risk		F	UF, SMA	UF, SMA
Defaulted Securities Risk		F	UF, SMA	UF, SMA
Derivatives Risk	UF	F	UF, SMA	UF, SMA
Foreign Currency Exchange Forwards	UF		UF, SMA	UF, SMA
Futures Contracts		F	UF, SMA	UF, SMA
Options on Securities, Indices, and Currencies	UF	F	UF, SMA	UF, SMA
Swaps		F	UF, SMA	UF, SMA
Emerging Markets Risk	F		UF, SMA	UF, SMA
Extension Risk		F	UF, SMA	UF, SMA
Floating Rate Loan Risk			UF, SMA	UF, SMA
Focused Investment Risk	UF
Foreign Securities and Currencies Risk	F		UF, SMA	UF, SMA
High Yield Securities Risk		F	UF, SMA	UF, SMA
Illiquid Investments Risk	F	F	F	F
Income Risk		F	UF, SMA	UF, SMA
Inflation-Indexed Bond Risk				UF, SMA
Interest Rate Risk		F	UF, SMA	UF, SMA
Inverse Floaters Risk		F	UF, SMA
Investment Style Risk	F
Large Shareholder Risk	UF		UF	UF
Leverage Risk	UF	F	UF, SMA	UF, SMA
Management and Operational Risk	F	F	F	F
Market Risk	F	F	F	F
Models and Data Risk	F
Mortgage-Backed Securities Risk			UF, SMA	UF, SMA
Municipal Lease Obligations Risk		F
Political and Economic Risks	F	F	F	F
Preferred Securities Risk		F	UF, SMA	UF, SMA
Prepayment Risk		F	UF, SMA	UF, SMA
REIT and Real Estate Risk	F		UF, SMA
Restricted Securities Risk		F	UF, SMA	UF, SMA
Sector Risk			UF, SMA	UF, SMA
Short Sale Risk	UF	UF	UF, SMA	UF, SMA
Small and Mid-Cap Company Risk	F		UF, SMA
Tax-Managed Investment Risk	F
Tax Risk		F
Underlying Fund Risk	F	F	F	F
Zero Coupon Bonds Risk		F	UF, SMA	UF, SMA

Alternative Strategies Risk: The performance of a fund that pursues alternative strategies is linked to the performance of highly volatile traditional and alternative asset classes (e.g., equities, fixed income, currencies and commodities). To the extent the Fund invests in such fund, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, a fund that employs alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such fund’s investments. Depending on the particular alternative strategies used by a fund, it may be subject to risks not associated with more traditional investments.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes, Underlying Funds and SMAs. The Fund will be exposed to risks of the Underlying Funds and SMAs in which it invests. A Fund-of-Funds will be affected by stock and bond market risks, among others. To the extent the Fund invests in Underlying Funds and SMAs that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g., long-short strategies)), as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Funds’ investment allocation to it.

Asset-Backed Securities Risk: The risk that the impairment of the value of the collateral underlying the security in which a fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Call Risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Covered Calls and Equity Collars: With respect to call options on individual equity securities, while a fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 10% of the fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, a fund simultaneously writes a call option and purchases a put option on the same instrument. With respect to call options on equity indexes, the holdings of individual securities underlying the index is deemed by the investment adviser to be covering the call option sold. A fund may invest in uncovered call options when the security has been sold before the option expires.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because a fund may significantly invest in high yield securities, the fund’s credit risks are greater than those of funds that buy only investment grade securities.

Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Derivatives Risk: The use of derivatives by a fund can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of a fund’s derivate strategies and, for these and other reasons, the fund’s derivative strategies may not reduce the fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by a fund. Derivatives may create economic leverage in a fund, which magnifies the fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Foreign Currency Exchange Forwards: Foreign currency exchange forwards are individually negotiated and privately traded contracts so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Futures Contracts: Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. A fund may also purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Options on Securities, Indices, and Currencies: A fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, a fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the risk of loss through a decline in the market value of the instrument until the put option expires. A fund may purchase put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. A fund may lose the premium paid for purchased options. A fund may also write (i.e., sell) put options. A fund will receive a premium for writing a put option, which may increase the return. In writing a put option on a particular instrument, a fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, a fund will be responsible, during the option’s life, for any decreases in the value of the index below the exercise price of the put option. When an index put option is exercised, a fund will be required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by a fund may require the fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives a fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A fund may also write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is an option in which a fund, in return for a premium, gives another party a right to buy specified instruments owned by the fund at a specified future date and price set at the time of the contract. A fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by a fund that can act as a partial hedge. If the fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, a fund will be responsible, during the option’s life, for any increases in the value of the index above the exercise price of the call option. When an index call option is exercised, a fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the exercise price of the option.

In a put option spread, a fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects a fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is typically less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market may benefit the fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when a fund owns a put option spread instead of just owning an index put option, the fund’s risk of loss will be greater to the extent that the index’s loss exceeds the difference between the exercise price of the put option purchased and the put option written.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market, and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Swaps: A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of a portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a fund.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. In addition, frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay a fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

Focused Investment Risk: Investments focused in a limited number of countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. If a fund invests in the securities of a limited number of issuers, a decline in the market price of a particular security held by the fund may affect the fund’s performance more than if the fund invested in the securities of a larger number of issuers.

Foreign Securities and Currencies Risk: Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Foreign security prices are affected by political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments and, at times, it may be difficult to sell foreign securities at favorable prices. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever a fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for a fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. A fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, a fund may lose its entire investment.

Illiquid Investments Risk: A fund may purchase securities that have legal or contractual restrictions on resale or that are illiquid (for example, derivative instruments) and a fund’s investment in certain private investments would be treated as illiquid. In addition, liquid securities purchased by a fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that a fund will not be able to sell the investments when desired or at favorable prices. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

Income Risk: A fund’s income could decline during periods of falling interest rates.

Inflation-Indexed Bond Risk: The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Interest Rate Risk: Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that a fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

A fund may invest in recourse inverse floaters. With such an investment, the fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

A TOB trust may be terminated without the fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, a fund could lose money in excess of its investment.

Investment Style Risk: The risk that securities selected as part of a low volatility strategy and quality strategy may underperform other segments of the equity markets or the equity markets as a whole. Low volatility and quality investing tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a fund’s exposure to an asset and may cause the fund’s net asset value to be volatile. For example, if the portfolio manager seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in a fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable a fund to achieve its investment objective.

Management and Operational Risk: A fund runs the risk that investment techniques will fail to produce desired results. A fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the fund or impair fund’s operations.

Market Risk: Market risk is the risk that returns from the securities in which a fund invests will underperform returns from the general securities markets or other types of securities.

Mortgage-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a fund to potential risks. For example, by relying on Models and Data, the portfolio manager may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by a portfolio manager are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Municipal Lease Obligations Risk: A fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of nonappropriation and a fund might not recover the full principal amount of the obligation.

Political and Economic Risks: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds, or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business, or political events.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in California or a U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory. In addition, economic, political, or regulatory changes in that state or territory could adversely affect municipal bond issuers in that state or territory and therefore the value of a fund’s investment portfolio.

A fund may invest in bonds of municipal issuers located in Puerto Rico. Certain municipal issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades. On February 4, 2014, Standard & Poor’s downgraded the general obligation rating of Puerto Rico to BB+ with a negative outlook. Moody’s followed with a February 7, 2014 downgrade to Ba2 with a negative outlook and Fitch downgraded its rating on February 11, 2014 to BB with a negative outlook. As a result, general obligation bonds issued by Puerto Rico are currently considered below investment grade securities. These rating agencies have also downgraded other Puerto Rican municipal issuers, including bonds guaranteed by the commonwealth, with the possibility of additional downgrades if negative trends continue. Downgrades could place additional strain on Puerto Rico, which is already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and, consequently, may affect the fund’s investments and its performance.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a fund’s higher yielding securities will be pre-paid with the fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a fund.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Restricted Securities Risk: A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Risk: At times, a fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, a fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Small and Mid-Cap Company Risk: In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price.

Tax-Managed Investment Risk: Market conditions may limit fund’s ability to implement its tax-managed approach. For example, market conditions may limit the fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for a fund. For example, the fund’s tax-managed strategy may cause a fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The fund’s tax-sensitive investment strategy involves active management, which may cause the fund to realize capital gains.

Tax Risk: Interest from municipal bonds held by a fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncompliant conduct by bond issuers. Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by a fund and the value of the fund’s portfolio would be adversely affected.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. A fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. By investing in underlying funds, the fund is subject to the risks associated with the underlying funds’ investments. An underlying fund may change its investment objective or policies without the fund’s approval, which could force a fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. A fund’s investment performance is directly tied to the performance of the underlying funds and other investments in which the fund invests. If one or more of the underlying funds fails to meet its investment objective, or otherwise performs poorly, the fund’s performance could be negatively affected. There can be no assurance that an underlying fund will achieve its investment objective. With respect to an underlying fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the fund’s performance. In addition, there can be no assurance that an active trading market will exist for the shares of an exchange-traded underlying fund. The Fund’s investments in unaffiliated limited partnerships, including hedge funds, may be illiquid. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

MANAGEMENT OF THE FUNDS

Investment Adviser

Aspiriant, LLC, located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, serves as the investment adviser to the Funds. The Adviser is owned by its key employees and has 65 equity partners. The Adviser provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management. As of May 31, 2018, the Adviser had approximately $12.2 billion in assets under management.

The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. The Adviser oversees the Funds’ sub-advisers to ensure their compliance with the investment strategies and policies of the Funds. The Board oversees the Adviser and the sub-advisers and establishes policies that the Adviser and sub-advisers must follow in their management activities. The Adviser is responsible for paying the sub-advisers for their services to the Funds.

Equity Allocation Fund - For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.24% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.24% to 0.16% through June 30, 2019. For the fiscal year ended February 28, 2018, the Fund paid advisory fees to the Adviser at an annual rate of 0.16% of the Fund’s average daily net assets. The Fund’s semi-annual shareholder report dated August 31, 2018 will provide information regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement and sub-advisory agreements with Acadian, Aperio and WellsCap.

Municipal Bond Fund - For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.27% to 0.21% through June 30, 2019. Previously, the Adviser had contractually agreed to waive its advisory fee from 0.27% to 0.24% through June 30, 2018. For the fiscal period ended February 28, 2018, the Fund paid advisory fees to the Adviser at an annual rate of 0.24% of the Fund’s average daily net assets. The Fund’s semi-annual shareholder report dated August 31, 2018 will provide information regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement and sub-advisory agreements with Nuveen and WellsCap.

Defensive Allocation Fund - For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. For the fiscal year ended February 28, 2018, the Fund paid advisory fees to the Adviser at an annual rate of 0.10% of the Fund’s average daily net assets. The Fund’s semi-annual shareholder report dated August 31, 2018 will provide information regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement.

Taxable Bond Fund - For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.25% to 0.08% through June 30, 2019. The Fund’s semi-annual shareholder report dated August 31, 2018 will provide information regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement.

The Adviser may recommend to the Board that a sub-adviser be hired, terminated, or replaced, or that the terms of an existing sub-advisory agreement be revised. Pursuant to an exemptive order from the Securities and Exchange Commission, the Adviser, subject to certain conditions, has the right, without shareholder approval, to hire an unaffiliated sub-adviser or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-adviser when the Board and the Adviser believe that a change would benefit a Fund. The prospectus will be supplemented when there is a significant change in a Fund’s advisory arrangement.

Sub-Advisers

Acadian serves as the sub-adviser for the Equity Allocation Fund’s global low volatility strategy. Located at 260 Franklin Street, Boston, Massachusetts, Acadian was organized in 1986 and provides a broad range of investment management advisory services to institutional clients. As of May 31, 2018, Acadian had approximately $99 billion in assets under management.

Aperio serves as a sub-adviser for the Equity Allocation Fund’s quality strategy. Located at Three Harbor Drive, Suite 204, Sausalito, CA 94965, Aperio was organized in 1999 and provides investment management services to individuals, institutions, and registered investment companies. As of May 31, 2018, Aperio had approximately $26 billion in assets under management.

Nuveen Asset Management, LLC serves as a sub-adviser to the Municipal Bond Fund. Located at 333 West Wacker Drive, Chicago, IL 60606, Nuveen was organized in 1989 and provides investment management services to a broad range of institutional and individual clients. As of May 31, 2018, Nuveen had approximately $179 billion in assets under management.

Wells Capital Management, Inc. serves as a sub-adviser for the Equity Allocation Fund’s U.S. low volatility strategy through its wholly-owned subsidiary Analytic Investors, LLC and as a sub-adviser to the Municipal Bond Fund. Located at 525 Market Street, 10th Floor, San Francisco, CA 94105, WellsCap was organized in 1981 and provides a broad range of investment management advisory services to institutional clients. As of March 31, 2018, WellsCap had approximately $383 billion in assets under management.

Portfolio Managers

John Allen, CFA, CAIA, is Chief Investment Officer (“CIO”) at the Adviser. Mr. Allen joined the Adviser as CIO in 2014. Prior to joining the Adviser he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”) from 2009 to 2014. Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette and business consulting practice of Stern Stewart & Company.

David Grecsek, CFA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Grecsek joined the Adviser in 2010. Prior to joining the Adviser, he was Head of Investment Research at Deloitte Investment Advisors. Previously, Mr. Grecsek worked in various investment research and risk management roles at Merrill Lynch & Co.

Marc Castellani, CFA, CAIA, CIMA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Castellani joined the Adviser in 2015. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles from 2012 to 2015. Prior to joining J.P. Morgan Private Bank, he worked at U.S. Trust from 2010 to 2012. Previously, Mr. Castellani worked in Merger and Acquisitions of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company.

Brendan O. Bradley, Ph.D. is Senior Vice President and Co-Chief Investment Officer at Acadian. Mr. Bradley joined Acadian in 2004 and has previously served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Executive Committee. Prior to Acadian, Mr. Bradley was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Mr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.

Ryan D. Taliaferro, Ph.D. is Senior Vice President and Director of Equity Strategies at Acadian. Mr. Taliaferro joined Acadian in 2011 and previously served as lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Mr. Taliaferro earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University.

Mark J. Birmingham, CFA is Senior Vice President and Lead Portfolio Manager for Acadian's Managed Volatility strategies. Before joining Acadian in 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. Mr. Birmingham also served as director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington. He earned an A.B. in computer science from Princeton University. Mr. Birmingham is a CFA charterholder and a member of CFA Society Boston.

Dan M. Le, CFA is Vice President and Associate Portfolio Manager at Acadian. Ms. Le joined Acadian in 2011 and is a member of Acadian’s Managed Volatility Team. She previously worked within the Portfolio Construction and Trading Group where she was responsible for rebalancing and trading portfolios. Ms. Le also specialized in portfolio construction and simulation-based research, primarily for Managed Volatility strategies. Prior to joining Acadian, she worked for Arrowstreet Capital, LP as a trade compliance associate. Ms. Le earned a B.A. in psychology from Brown University. She is a CFA charterholder and a member of CFA Society Boston.

Ran Leshem is Chief Investment Officer at Aperio. Previously, he was head of portfolio management and operations at Aperio. Prior to joining Aperio in 2006, Mr. Leshem was manager of operating strategy at GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his M.B.A from University of California, Berkeley.

Robert Tymoczko is Director of Portfolio Management at Aperio. He is responsible for overseeing the day-to-day portfolio management and strategy implementation of all investment products. Prior to joining Aperio in 2012, Mr. Tymoczko was a Managing Partner at AlphaStream Capital Management, LLC, where he was responsible for quantitative research and portfolio management. Before AlphaStream, he was Lead Portfolio Manager and Co-head of U.S. Quantitative Equity Products at Zurich Scudder Investments. Mr. Tymoczko received a BA in Quantitative Economics from Stanford University and his MBA with concentrations in Finance and Econometrics from the University of Chicago.

Brian Ko is a Portfolio Manager at Aperio and shares primary responsibility for managing the portfolio analysis efforts of Aperio. Brian also provides analytical support in the research, portfolio management, and trading of Aperio’s client portfolios. Prior to joining Aperio in 2014, he was a Senior Client Operations Associate at Lateef Investment Management from 2012 to 2014. Brian was also a Fund Accounting Manager with State Street Bank and Trust. He received his BS in Managerial Economics from the University of California, Davis, and his MS in Financial Analysis from Saint Mary’s College of California.

John V. Miller, CFA, is Managing Director and Co-Head of Fixed Income at Nuveen. Before being named co-head of fixed income in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management in 2006. Mr. Miller became a portfolio manager in 2000 after starting at the firm as a municipal credit analyst in 1996. He began working in the financial industry at a private account management firm in 1993.

Paul L. Brennan, CFA, is Senior Vice President and Portfolio Manager at Nuveen. He began his career in the financial industry in 1991 as a municipal credit analyst for Flagship Financial Inc. (“Flagship”) before becoming a portfolio manager at Flagship in 1994. Mr. Brennan joined Nuveen in 1997 when Nuveen acquired Flagship.

Douglas M. Baker, CFA, is Senior Vice President and Portfolio Manager at Nuveen. He joined Nuveen in 2006 as Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management. He is the head of the Preferred Securities Sector Team and a member of the Fixed Income Strategy Committee. He also manages the derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across multiple institutional advisory accounts.

Harin de Silva, Ph.D., CFA, joined Analytic in 1995, where he currently serves as a President and Portfolio Manager. Mr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. As a portfolio manager, he focuses on the ongoing research efforts.

Dennis Bein, CFA, joined Analytic in 1995, where he currently serves as Chief Investment Officer and Portfolio Manager. Mr. Bein oversees the implementation of the firm’s investment strategies. He is a major contributor to the firm’s ongoing research efforts, as well as new product development and strategy applications. As a portfolio manager, Dennis focuses on day-to-day portfolio management and research related to equity-based investment strategies.

Ryan Brown, CFA, joined Analytic in 2007, where he currently serves as Portfolio Manager. Mr. Brown is responsible for the day-to-day portfolio management and trading for U.S. equity-based investment strategies. He also contributes to the ongoing research efforts of these strategies.

Lyle Fitterer, CFA, CPA, joined WellsCap or one of its predecessor firms in 1989, where he currently serves as a Senior Portfolio Manager and is the Managing Director and Head of the Tax-Exempt Fixed Income team.

Robert Miller joined WellsCap in 2008, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed Income team.

Information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities can be found in the SAI.

VALUING SHARES

The net asset value (“NAV”) of a Fund’s shares is determined once daily as of the regularly scheduled close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. A Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. A Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Assets of the Fund invested in a registered open-end management investment company are valued based on the net asset value of the investment company, which is calculated as described in its prospectus. Securities of a Fund traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by a Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service. Futures are valued at the settlement price established each day by the board of exchange on which they are traded and are provided by an independent source.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

Foreign securities in which a Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when a Fund does not calculate its NAV. In these situations, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. The Board has authorized the Funds to retain a pricing service to determine the value of their portfolio securities, including the determination of the fair value of securities in situations when the value of such securities has been materially affected by events occurring before a Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price; relevant general and sector indices; currency fluctuations; trading in depository receipts and futures, if applicable; and research valuations by its staff, in determining what it believes is the fair value of the securities. To the extent that a Fund has significant holdings of foreign securities, fair valuation may be used by the Fund more frequently than is the case for other mutual funds.

PURCHASING SHARES

Advisor Shares of the Equity Allocation Fund and shares of Municipal Bond Fund, Defensive Allocation Fund and Taxable Bond Fund are available to investment management clients of the Adviser, charitable organizations that the Adviser’s clients wish to designate as recipients of shares, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law, and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. You may purchase Institutional Shares of the Equity Allocation Fund directly from the Fund by contacting the Fund’s transfer agent or from financial intermediaries that make shares of the Fund available to their customers. You may purchase the Funds’ shares at the NAV per share next computed after receipt of your purchase order in proper form by the Funds’ transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information. The Funds may modify or waive purchase eligibility requirements at any time.

The minimum initial investment in Institutional Shares of the Equity Allocation Fund is $100,000. There is no minimum initial investment for Advisor Shares of Equity Allocation Fund or shares of Municipal Bond Fund, Defensive Allocation Fund and Taxable Bond Fund, and there is no minimum subsequent investment amount for any Fund. The Funds may waive any minimum investment requirements in special circumstances and may modify or add a requirement at any time. The Funds reserve the right to reject any purchase order and may suspend the sale of shares at any time.

Shares of the Funds have not been registered for sale outside the U.S. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Funds’ Anti-Money-Laundering Program, you are required to provide certain information to the Funds when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-877-997-9971 if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Funds reserve the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

ACH Purchases

You may purchase additional shares of the Funds through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please call 1-877-997-9971. When you pay for shares using an ACH transfer, the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares of a Fund by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail

P.O. Box 2175

Milwaukee, WI 53201-2175

Express/Overnight Mail

Aspiriant Funds

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund). You may request a copy of your statement by calling 1-877-997-9971.

The Funds do not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares of a Fund must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Requests for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) will be returned to shareholder for future resubmission. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The transfer agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-877-997-9971 for instructions.

For Initial Investment by Wire

If you are making your first investment in a Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire

Before sending your wire, please call the transfer agent at 1-877-997-9971 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Funds and their agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of a Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by a Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by a Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Funds. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Funds accept checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by a Fund or the transfer agent and the Fund may redeem shares you own in the account to effect reimbursement. The Funds and their agents have the right to reject or cancel any purchase order because of nonpayment. In addition to any losses, you will be charged a $25 insufficient funds fee.

Frequent Trading Policy

The Funds are intended to serve as investment vehicles for long-term investors. Frequent trading or market timing, which the Funds generally define as redeeming shares within 90 days of their purchase, can disrupt a Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Funds believe that it is not in their shareholders’ interests to accommodate frequent trading and have adopted policies and procedures designed to deter this practice.

For Institutional Shares of the Equity Allocation Fund, the Board has approved the imposition of a 2.00% redemption fee on shares that are redeemed within 90 days of purchasing such shares, with certain exceptions described below. The redemption fee is paid directly to the Equity Allocation Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.

In addition, a Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. Investors whom a Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

The Equity Allocation Fund relies primarily on the imposition of a redemption fee to deter market timers with respect to its Institutional Shares. Although imposition of this fee is intended to discourage abusive trading practices in shares of the Fund, there can be no assurance that such activity will not occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. The Funds have entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Funds. The Funds rely on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Funds will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Funds reserve the right to reject any order placed from an omnibus account, and, if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, a Fund may terminate the right of the financial intermediary to maintain an omnibus account.

REDEEMING SHARES

General

You may redeem shares of the Funds at any time. As described below, redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in a Fund’s NAV per share.

For Institutional Shares of Equity Allocation Fund, a redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the transfer agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.

The Funds normally make payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Funds may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the Investment Company Act of 1940 Act (“1940 Act”) or by the SEC.

The Funds normally expect to use cash or cash equivalents to meet redemption requests. The Funds generally pay redemption proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Funds may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Shares of the Funds may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may call 1-877-997-9971 or contact your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail

P.O. Box 2175

Milwaukee, WI 53201-2175

Express/Overnight Mail

Aspiriant Funds

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Medallion Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which medallion signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership changes on your account.
•	When redemption proceeds are sent to any person, address, or bank account not on record.
•	When establishing or modifying certain services on an account.
•	If the transfer agent received a change of address within the past 15 days.
•	For all redemptions in excess of $50,000 from any shareholder account.

The transfer agent may also require a medallion signature guarantee in other instances it deems appropriate. If you have any questions about medallion signature guarantees, please call 1-877-997-9971.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call 1-877-997-9971 to obtain the forms. The request must be signed by each account owner and may require a medallion signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-877-997-9971. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Funds nor the transfer agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received in good order by the intermediary. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemption of Small Accounts

To reduce Fund expenses, each Fund reserves the right to redeem at its option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $25,000 in the Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $25,000 in the Fund during the notice period.

DISTRIBUTION OF FUND SHARES

Distribution Plan

Institutional Shares of the Equity Allocation Fund has in effect a plan under Rule 12b-1 under the 1940 Act that allows that share class to pay for the sale and distribution of shares in an annual amount equal to 0.25% of average daily net assets. Because these fees are paid out of the Equity Allocation Fund’s Institutional Shares’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation to Intermediaries

From its own assets, the Adviser may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, the Adviser may pay fees from its own assets to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries (i) for providing distribution-related or shareholder services, (ii) to compensate them for marketing expenses they incur, or (iii) to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers and may allow the Funds greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

SHAREHOLDER SERVICES PLAN

Institutional Shares of the Equity Allocation Fund has in effect a shareholder services plan permitting that share class to pay financial institutions that provide certain shareholder services to the Equity Allocation Fund’s Institutional Shares a shareholder services fee at an annual rate of 0.25% of the average daily net assets of the Equity Allocation Fund’s Institutional Shares attributable to the financial institution. The shareholder services may include (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Equity Allocation Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Equity Allocation Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Equity Allocation Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Equity Allocation Fund’s Institutional Shares or its shareholders may reasonably request to the extent the financial institution is permitted to do so under applicable statutes, rules and regulations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends are generally paid annually by the Equity Allocation Fund and Defensive Allocation Fund and quarterly by the Municipal Bond Fund and Taxable Bond Fund. Capital gain distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, a Fund reports details of distribution related transactions on quarterly account statements. A Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

TAX INFORMATION

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Each Fund intends to qualify for treatment as a regulated investment company for federal tax purposes, and the Funds, therefore, do not expect to be subject to federal income tax on their taxable income and gains that the Funds distribute to shareholders. Each Fund intends to distribute its net investment income and net realized capital gains, if any, so that it will not be subject to a federal excise tax on certain undistributed amounts.

The Funds’ dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is generally the same regardless of how long you have been an investor in a Fund and regardless of whether you reinvest your dividends and distributions or take them as cash. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets).

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Municipal Bond Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Municipal Bond Fund’s taxable year. If the proportion of taxable investments held by the Municipal Bond Fund exceeds 50% of the Municipal Bond Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. Distributions from the Municipal Bond Fund’s tax-exempt interest income, while exempt from regular federal income tax, may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the federal alternative minimum tax applicable to non-corporate shareholders. Since the Municipal Bond Fund invests primarily in sources that do not pay dividends, it is not expected that the distributions paid by the Municipal Bond Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.” Additionally, the Municipal Bond Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

If a Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareholders. When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals, estates and trusts with adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly) subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you invest in a Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash. This is known as “buying a dividend” and should be avoided by taxable investors.

If you hold shares in a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Funds to withhold (as “backup withholding”) on dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments that are subject to backup withholding paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to make certifications required by the IRS. The backup withholding rate is 24%. Foreign shareholders may be subject to special withholding requirements.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The above discussion provides very general information only, and tax laws are subject to change. You should consult your tax professional about foreign, federal, state and local tax consequences associated with your investment in the Funds, including the potential application of the federal alternative minimum tax to you on the Municipal Bond Fund’s exempt-interest dividends and possible state and local income taxation of the Municipal Bond Fund’s exempt-interest dividends and other distributions. More information about taxes is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference into the SAI and included in the Funds’ annual report, which is available upon request. As of February 28, 2018, Taxable Bond Fund had not commenced operations and, therefore, its financial highlights table is not yet available.

Aspiriant Risk-Managed Equity Allocation Fund - Advisor Shares

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016		Year Ended February 28, 2015	Period Ended February 28, 2014*
Net asset value, beginning of period	$11.77	$10.50	$11.53		$11.00	$10.00

Income from Investment Operations:
Net investment income (loss)	0.25	0.19	0.15		0.04	0.00	(1)
Net realized and unrealized gain (loss) on investments and foreign currency	1.61	1.34	(0.99)		0.52	1.02
Total from investment operations	1.86	1.53	(0.84)		0.56	1.02

Less Distributions:
From net investment income	(0.29)	(0.20)	(0.00)	(1)	(0.03)	(0.02)
From net realized gain	(0.07)	(0.06)	(0.19)		-	-
Total distributions	(0.36)	(0.26)	(0.19)		(0.03)	(0.02)

Net asset value, end of period	$13.27	$11.77	$10.50		$11.53	$11.00

Total return	15.80%	14.63%	(7.33)%		5.01%	10.24	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,039,849	$761,664	$381,654		$301,750	$202,303
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.44%	0.59%	1.05%		1.81%	2.20	%(3)
Expense waiver	(0.16)%	(0.08)%	(0.04)%		-%	-	%(3)
Total expenses after expense waiver	0.28%	0.51%	1.01%		1.81%	2.20	%(3)
Net investment income (loss)	2.05%	2.02%	1.40%		0.37%	(0.05	)%(3)
Portfolio turnover rate	38%	89%	83%		101%	43	%(2)

*	Commenced operations as of close of business on April 4, 2013.

(1)	Rounds to less than 0.005.
(2)	Not annualized.
(3)	Annualized.

Aspiriant Risk-Managed Municipal Bond Fund

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2018		Year Ended February 28, 2017	Period Ended February 28, 2016*
Net asset value, beginning of period	$10.00		$10.23	$10.00

Income from Investment Operations:
Net investment income	0.28		0.28	0.20
Net realized and unrealized gain (loss) on investments	0.05		(0.22)	0.18
Total from investment operations	0.33		0.06	0.38

Less Distributions:
From net investment income	(0.30)		(0.28)	(0.15)
From net realized gain	(0.00)	(1)	(0.01)	-
Total distributions	(0.30)		(0.29)	(0.15)

Net asset value, end of period	$10.03		$10.00	$10.23

Total return	3.35%		0.60%	3.86%	(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,250,837		$982,429	$678,272
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.46%		0.51%	0.61%	(2)
Expense waiver	(0.11)%		(0.07)%	(0.07)%	(2)
Total expenses after expense waiver	0.35%		0.44%	0.54%	(2)
Net investment income	2.80%		2.85%	3.32%	(2)
Portfolio turnover rate	28%		20%	0%	(1)(3)

*	Commenced operations as of the close of business on July 1, 2015.

(1)	Not annualized.
(2)	Annualized.
(3)	Rounds to less than 0.005.

Aspiriant Defensive Allocation Fund

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2018	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value, beginning of period	$10.29	$9.77	$10.00

Income from Investment Operations:
Net investment income (loss)	0.15	0.11	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.61	0.53	(0.23)
Total from investment operations	0.76	0.64	(0.23)

Less Distributions
From net investment income	(0.16)	(0.12)	-
From net realized gain	(0.07)	0.00 (1)	-
Total distributions	(0.23)	(0.12)	-

Net asset value, end of period	$10.82	$10.29	$9.77

Total return	7.44%	6.54%	(2.30)	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,123,832	$567,711	$127,729
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.30%	0.35%	0.78	%(3)
Expense waiver	(0.08)%	(0.07)%	(0.07)	%(3)
Total expenses after expense waiver	0.22%	0.28%	0.71	%(3)
Net investment income (loss)	1.63%	1.55%	(0.20)	%(3)
Portfolio turnover rate	37%	16%	0	%(2)

*	Commenced operations as of the close of business on December 14, 2015.

(1)	Rounds to less than 0.005.
(2)	Not annualized.
(3)	Annualized.

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional information about the Funds. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their most recently completed fiscal year.

TO OBTAIN INFORMATION

To obtain a free copy of the SAI, semi-annual or annual reports, when available, or if you have questions about the Funds:

By Telephone

Call 1-877-997-9971.

By Mail

Regular Mail:	Express/Overnight Mail:

P.O. Box 2175	Aspiriant Funds
Milwaukee, WI 53201-2175	c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

By Internet

Go to www.aspiriantfunds.com.

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an email to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22648